UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 5, 2003
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CRITICAL PATH, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California	000-25331	91-1788300

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

350 THE EMBARCADERO, SAN FRANCISCO, CALIFORNIA 94105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(415) 541-2500

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE

Item 5. Other Events.

     On February 5, 2003, Critical Path, Inc., a California corporation and the registrant herein, announced the appointment of Paul Bartlett, formerly Executive Vice President of Corporate Development, as Executive Vice President and Chief Financial Officer, effective February 13, 2003. He succeeds Laureen DeBuono in the position, who has chosen to step down as Chief Financial Officer but will aid in the transition through March.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC

Date: February 6, 2003	/s/ Michael J. Zukerman

Michael J. Zukerman
Senior Vice President, General Counsel, and Secretary